UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2005

NASTECH PHARMACEUTICAL COMPANY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-13789 (Commission File Number)	11-2658569 (IRS Employer Identification No.)

3450 Monte Villa Parkway Bothell, Washington (Address of Principal Executive Offices)	98021 (Zip Code)

(425) 908-3600
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4

Item 1.01 Entry into a Material Definitive Agreement

     On January 21, 2005, pursuant to the authority delegated by the board of directors (the “Board of Directors”) of Nastech Pharmaceutical Company Inc. (the “Company”), the Compensation Committee of the Board of Directors authorized the Company to:

     (a) enter into restricted stock grant agreements, effective January 21, 2005, with each of Gordon Brandt, M.D. and Paul H. Johnson, Ph.D., pursuant to which Drs. Brandt and Johnson were issued 7,500 and 4,000 shares of restricted common stock of the Company, par value $0.006 per share (the “Common Stock”), respectively, pursuant to the Company’s 2004 Stock Incentive Plan originally effective as of April 14, 2004. The restricted Common Stock will vest in three equal annual installments beginning on January 21, 2006. Copies of the restricted stock grant agreements are filed as exhibits herewith; and

     (b) enter into stock option agreements, dated as of January 21, 2005, with each of Drs. Brandt and Johnson, pursuant to which Drs. Brandt and Johnson were issued options to purchase 7,500 and 4,000 shares of Common Stock, respectively, pursuant to the Company’s 2002 Stock Option Plan originally effective as of May 2, 2002. The options have an exercise price of $10.39 per share and will vest in three equal annual installments beginning on January 21, 2006. Copies of the stock option agreements are filed as exhibits herewith.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Restricted Stock Grant Agreement effective January 21, 2005 by and between Nastech Pharmaceutical Company Inc. and Mr. Gordon Brandt, M.D.
10.2	Stock Option Agreement dated as of January 21, 2005 between Nastech Pharmaceutical Company Inc. and Mr. Gordon Brandt, M.D.
10.3	Restricted Stock Grant Agreement effective January 21, 2005 by and between Nastech Pharmaceutical Company Inc. and Mr. Paul H. Johnson, Ph.D.
10.4	Stock Option Agreement dated as of January 21, 2005 between Nastech Pharmaceutical Company Inc. and Mr. Paul H. Johnson, Ph.D.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASTECH PHARMACEUTICAL COMPANY INC.
Dated: January 27, 2005	By:	/s/ Gregory L. Weaver
Gregory L. Weaver
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Restricted Stock Grant Agreement effective January 21, 2005 by and between Nastech Pharmaceutical Company Inc. and Mr. Gordon Brandt, M.D.
10.2	Stock Option Agreement dated as of January 21, 2005 between Nastech Pharmaceutical Company Inc. and Mr. Gordon Brandt, M.D.
10.3	Restricted Stock Grant Agreement effective January 21, 2005 by and between Nastech Pharmaceutical Company Inc. and Mr. Paul H. Johnson, Ph.D.
10.4	Stock Option Agreement dated as of January 21, 2005 between Nastech Pharmaceutical Company Inc. and Mr. Paul H. Johnson, Ph.D.